Financial Investors Variable Insurance Trust

First Horizon Core Equity Portfolio

First Horizon Capital Appreciation Portfolio

Supplement dated December 21, 2005

To Prospectus dated May 2, 2005

The Board of Trustees of the Financial Investors Variable Insurance Trust (the “Trust”) has decided to liquidate the First Horizon Core Equity Portfolio and the First Horizon Capital Appreciation Portfolio (collectively the “Portfolios”).  Until liquidation, the Portfolios will continue to pursue their investment objectives and will continue to accept purchase orders until January 22, 2006, after which it is anticipated the Portfolios will be converted to cash and liquidated no later than February 22, 2006.  The Portfolios will cease operations no later than February 22, 2006.

First Tennessee Bank National Association, investment adviser to the First Horizon Core Equity Portfolio and co-advisor to the First Horizon Capital Appreciation Portfolio, is taking steps to assure that the closing of the Portfolios proceeds on an orderly basis and that each of you receives the fair value of your shares (including any distributions of capital gains and net investment income).

The Portfolios have discontinued operation of the Distribution (12b-1) Plans, effective immediately, thereby eliminating all distribution (12b-1) expenses.  While the Portfolios anticipate that this step should reduce the Fund expense ratio, it is possible that the expense ratios could increase over current levels as Fund shares are redeemed because the Fund expenses that are fixed will be absorbed by a smaller number of shares, resulting in increased expense ratios.  Although not contractually obligated to do so, in order to maintain an expense ratio of no more than 1.05% for the First Horizon Capital Appreciation Portfolio and 0.85% for the First Horizon Core Equity Portfolio the investment adviser will voluntarily waive or reimburse any fees and/or operating expenses in excess of that amount.  The Portfolios do not anticipate that the expense ratio would increase to such an amount.  In addition, the investment adviser retains the right to voluntarily cap the expense ratio at any level at or below the amount listed above in their discretion.

Shareholders should note that it is likely that the scheduled closing of the Portfolios will affect operations of the Portfolios in the period prior to the closing.  It is expected that there will be substantial redemptions of Portfolio shares during that period.  The required sales of portfolio securities to meet redemption requests could make it difficult to manage the Portfolios effectively, and may affect the ability of the Portfolios to continuously meet their investment objectives during the period.  The required sales will also cause the Portfolios to incur brokerage costs, which will not be subject to the expense ratio limitations described above.  As a result, you may wish to refrain from purchasing additional shares of the Portfolios.